SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             NOVEMBER 22, 1998
              Date of Report (Date of Earliest Event Reported)


                          HUDSON GENERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


      DELAWARE                          1-5896             13-1947395
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 (State or Other Jurisdiction of     (Commission         (IRS Employer
  Incorporation or Organization)     File Number)      Identification No.)


 111 GREAT NECK ROAD, GREAT NECK, NEW YORK                  11021
 (Address of Principal Executive Office)                  (Zip Code)


                               (516) 487-8610
            (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

           On November 22, 1998, Hudson General Corporation, a Delaware corporation ("Hudson General"), entered into an Agreement and Plan of Merger, dated as of November 22, 1998 (the "Merger Agreement"), between Hudson General and River Acquisition Corp., a newly formed Delaware corporation to be owned by certain directors and senior executive officers of Hudson General ("River Acquisition"), pursuant to which, among other things, River Acquisition would merge with and into Hudson General (the "Merger"), with Hudson General as the surviving corporation. As of the effective time of the Merger each outstanding share of common stock, par value $1.00 per share, of Hudson General (the "Common Stock") (other than treasury shares, dissenting shares and shares to be owned by River Acquisition) will be converted into the right to receive $57.25 in cash, without interest. The Merger Agreement has been approved by the Board of Directors of Hudson General based upon the unanimous recommendation of a Special Committee of the Board of Directors consisting of three directors who are not employed by or affiliated with Hudson General (except in their capacities as directors) and who would not have any equity interest in River Acquisition.

           Consummation of the Merger is subject to satisfaction or waiver by the parties of certain closing conditions, including (a) the receipt of regulatory approvals, (b) approval by a majority of outstanding shares of Hudson General Common Stock other than the shares owned by members of the management group who will have an equity interest in River Acquisition,
 (c) River Acquisition obtaining sufficient financing to consummate the Merger and (d) other customary closing conditions.

           The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is hereby incorporated by reference in it entirety.

           On November 23, 1998, Hudson General issued a press release announcing the execution of the Merger Agreement. The press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 Exhibit
    No.              Description

+ 2.1            Agreement and Plan of Merger, dated as of November 22, 1998, between Hudson General Corporation and River Acquisition
                Corp.

 99.1           Press Release issued by Hudson General Corporation dated
                November 23, 1998


                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          HUDSON GENERAL CORPORATION



                          By: /s/ Michael Rubin
                             __________________________________
                             Name:  Michael Rubin
                             Title:  President



 Date:  November 23, 1998




                           HUDSON GENERAL CORPORATION
                           CURRENT REPORT ON FORM 8-K
                         REPORT DATED NOVEMBER 22, 1998


                               EXHIBIT INDEX



 EXHIBIT
    NO.              DESCRIPTION

 2.1 Agreement and Plan of Merger, dated as of November 22, 1998, between Hudson General Corporation and River Acquisition Corp.

 99.1           Press Release issued by Hudson General Corporation dated
                November 23, 1998.